EXHIBIT 1 - JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including amendments thereto) with respect to the common stock of The Village Green Bookstore, Inc., and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof the undersigned, being duly authorized, hereby execute this Agreement this 11th day of December, 1996.

                       KATIE AND ADAM BRIDGE
                        PARTNERS, L.P.

                       BY: K & A BRIDGE PARTNERS CORP.,
                           General Partner

                       /s/ Steven B. Sands
                       --------------------------------------
                       Steven B. Sands, President


                       JENNA PARTNERS, L.P.

                       BY: JENNA CAPITAL CORP.,
                           General Partner

                       /s/ Martin S. Sands
                       --------------------------------------
                       Martin S. Sands, President


                       JENNA PARTNERS II, L.P.

                       BY: JENNA II CAPITAL CORP.,
                           General Partner

                       /s/ Steven B. Sands
                       --------------------------------------
                       Steven B. Sands, President


                       OWL-1 PARTNERS, L.P.

                       BY: OWL CAPITAL MANAGEMENT, INC.
                           General Partner

                       /s/ Martin S. Sands
                       --------------------------------------
                       Martin S. Sands, President


                                                             Page 36 of 37 Pages

                       SANDS BROTHERS & CO., LTD.


                       By: /s/ Steven B. Sands
                          -----------------------------------
                           Steven B. Sands, Co-Chairman


                       PONDEROSA, L.P.


                       By:  /s/ Steven B. Sands
                          -----------------------------------
                           Steven B. Sands, General Partner


                       By: /s/ Martin S. Sands
                          -----------------------------------
                           Martin S. Sands, General Partner



                       /s/ Steven B. Sands
                       -----------------------------------
                       Steven B. Sands



                       /s/ Martin S. Sands
                       -----------------------------------
                       Martin S. Sands


                                                             Page 37 of 37 Pages